Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS
ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John C. Textor, Chief Executive Officer of BabyUniverse, Inc. (the "Company") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that to the best of my knowledge:

(1) the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2007 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

In Witness Whereof, the undersigned has set his hand hereto as of the 14th day of August 2007.

Date: August 14, 2007	/s/ John C. Textor

John C. Textor
Chief Financial Officer